UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

American Strategic Income Portfolio Inc. American Strategic Income Portfolio Inc.—II American Strategic Income Portfolio Inc.—III American Select Portfolio Inc.
(Name of the Registrant as Specified In Its Charter )

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

American Strategic Income Portfolio

American Strategic Income Portfolio II

American Strategic Income Portfolio III

American Select Portfolio

800 Nicollet Mall, Minneapolis, Minnesota 55402

November 21, 2011

Dear Shareholder:

The Board of Trustees for The First American Funds has sent you a Notice of an Annual Meeting to ask for your vote on important proposals affecting your Fund. The Annual Meeting is scheduled to be held at the Fund’s offices at 800 Nicollet Mall, 3rd Floor-Training Room A, Minneapolis, Minnesota 55402, on December 6, 2011 at 10:00 a.m., Central Time.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE

REPRESENTED AT THE ANNUALL MEETING.

Detailed information about the Annual Meeting and the proposals can be found in the proxy statement. To view the proxy material electronically please log on to www.proxyvote.com by using your control number found on the enclosed proxy card. Another copy of the proxy card has been included for your review and convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1-800-317-8033 ext. 7381.

Thank you for your participation.

VOTING IS EASY

Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial toll-free 1 (800) 690-6903. Please have your control number found on the enclosed proxy card available at the time of the call.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com and entering your control number found on the enclosed proxy card.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

OBO-

November 21, 2011

URGENT

Re: First American Funds

Dear Shareholder:

We have attempted to contact you a number of times regarding an important matter pertaining to your investment in the First American Funds.

Please contact me immediately at 1-800-317-8033 ext. 7381. This matter is very important, but will take only a moment of your time. The Altman Group has been engaged by First American Funds. This is not a sales letter and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,

Frederick M. Bonnell

Shareholder Services

The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165